                                                                   Exhibit 99(c)

                              UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS
                         OF REGENT COMMUNICATIONS, INC.

INTRODUCTION

     The following unaudited pro forma condensed combined financial statements reflect the effect of the Merger between Regent and Faircom, including the effect of Faircom's acquisition of stations WMAN(AM) and WYHT(FM) in June 1997, and the effects of Regent's significant pending acquisition of radio stations owned by The Park Lane Group ("Park Lane"), Alta California Broadcasting, Inc. ("Alta"), Power Surge, Inc. ("Power Surge"), Continental Radio Broadcasting L.L.C. ("Continental") and Ruby Broadcasting, Inc. ("Ruby" or "KZXY(FM)") (the "Included Transactions"), and the related financing transactions. Regent will acquire all of the outstanding common stock of Faircom in the Merger. For accounting purposes, the Merger will be accounted for under the purchase method of accounting as a reverse merger since the shareholders of Faircom are receiving the larger shareholding in the merged company. The Included Transactions will also be accounted for under the purchase method of accounting with Regent being identified as the acquiror.

     The unaudited pro forma condensed combined balance sheet gives effect to the Merger and the Included Transactions as if they had occurred on December 31, 1997. The unaudited pro forma condensed combined statements of operations gives effect to these transactions as if they had occurred on January 1, 1997. The purchase price of each acquisition has been allocated to the acquirees' historical assets and liabilities based on their respective carrying values, with the exception of station licenses, as these carrying values are deemed to materially represent the fair market value of these assets and liabilities. The fair value of station licenses was determined based on a detailed analysis prepared by Regent. Regent has not allocated any of the purchase price to other intangible assets as these assets, if any, are deemed to have nominal value and are not considered material to the pro forma financial statements. The allocation of the purchase price is considered preliminary until such time as the Closing of the Merger and consummation of the Included Transactions. At such time, an independent appraisal will be performed for each consummated transaction to ascertain the fair market value of all assets acquired.

     The unaudited pro forma condensed combined financial statements do not purport to present the actual financial position or results of operations of Regent had the transactions and events assumed therein in fact occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma financial information is based on certain assumptions and adjustments described in the notes to the unaudited pro forma condensed combined financial statements and should be read in conjunction therewith.

     No pro forma adjustments have been made to reflect Regent's pending acquisitions of radio stations KIXA(FM) in Lucerne Valley, California and KIXW(AM) in Apple Valley, California because Regent has determined that the impact of such transactions was not material to Regent's results of operations or financial condition. In addition, no pro forma adjustments have been made to reflect Faircom's recent acquisition of radio station WSWR(FM) in Shelby, Ohio because Faircom has determined that the impact of such transaction was not material to Faircom's results of operations or financial condition. Historical balance sheet data has not been included in the Condensed Combined Balance Sheet to reflect Regent's pending acquisition of radio station KZXY(FM) in Apple Valley, California because the required financial information cannot be obtained. However, the Pro Forma Condensed Combined Balance Sheet does reflect the fair value of assets to be acquired for KZXY(FM).

     The unaudited pro forma condensed combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Proxy Statement/Prospectus. See "Risk Factors" and "Information Concerning Regent -- Management's Discussion and Analysis of Financial Condition and Results of Operations."

                          REGENT COMMUNICATIONS, INC.

                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                              PRO FORMA                      INCLUDED TRANSACTIONS
                                                             ADJUSTMENTS       REGENT      -------------------------
                                                               FOR THE      AS ADJUSTED
                                HISTORICAL     HISTORICAL       MERGER        FOR THE       HISTORICAL    HISTORICAL
                                  REGENT        FAIRCOM        (NOTE 3)        MERGER       PARK LANE        ALTA
                                -----------   ------------   ------------   ------------   ------------   ----------
ASSETS
Current assets:
  Cash........................  $ 1,013,547   $    535,312                  $  1,548,859   $    431,466   $   11,261
  Accounts receivable.........    1,507,623      1,358,002                     2,865,625         53,009      241,543
  Prepaid expenses and
    other.....................    9,701,419         25,918                     9,727,337         83,474       16,113
                                -----------   ------------   ------------   ------------   ------------   ----------
        Total current
          assets..............   12,222,589      1,919,232                    14,141,821        567,949      268,917
Property and equipment, net...       53,792      2,156,244                     2,210,036      2,502,766      208,523
Intangible assets, net........                   7,701,341   $   525,668       8,227,009      5,937,566      935,933
Deferred charges and other....    1,089,462      1,233,737      (525,668)      1,797,531                      45,530
                                -----------   ------------   ------------   ------------   ------------   ----------
        Total assets..........  $13,365,843   $ 13,010,554   $         0    $ 26,376,397   $  9,008,281   $1,458,903
                                ===========   ============   ============   ============   ============   ==========

LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current liabilities:
  Account payable, accrued
    liabilities and other.....  $ 1,181,082   $    429,626                  $  1,610,708   $    346,178   $  934,650
  Notes payable...............    7,500,000                                    7,500,000        190,526
  Current portion of long-term
    debt......................                     430,005                       430,005        760,964       61,781
                                -----------   ------------   ------------   ------------   ------------   ----------
        Total current
          liabilities.........    8,681,082        859,631                     9,540,713      1,297,668      996,431
Long-term debt, net of current
  maturities..................                  21,911,661   $(10,000,000)    11,911,661      5,607,199      604,171
Other.........................                     421,050                       421,050
                                -----------   ------------   ------------   ------------   ------------   ----------
        Total liabilities.....    8,681,082     23,192,342   (10,000,000)     21,873,424      6,904,867    1,600,602
Redeemable preferred stock        2,226,907                                    2,226,907      6,558,251
Shareholders' equity:
  Preferred stock.............    3,000,000                    2,457,854       5,457,854      5,595,875
  Common stock................        2,400         73,782       (73,782)          2,400      1,633,729      225,000
  Additional paid-in
    capital...................      571,285      2,605,813     6,850,097      10,027,195         (2,680)
  Retained earnings
    (deficit).................   (1,115,831)   (12,861,383)      765,831     (13,211,383)   (11,681,761)    (366,699)
                                -----------   ------------   ------------   ------------   ------------   ----------
        Total shareholders'
          equity (deficit)....    2,457,854    (10,181,788)   10,000,000       2,276,066     (4,454,837)    (141,699)
                                -----------   ------------   ------------   ------------   ------------   ----------
        Total liabilities and
          shareholders'
          equity..............  $13,365,843   $ 13,010,554   $         0    $ 26,376,397   $  9,008,281   $1,458,903
                                ===========   ============   ============   ============   ============   ==========

                                                            PRO FORMA      PRO FORMA
                                 INCLUDED TRANSACTIONS     ADJUSTMENTS    ADJUSTMENTS
                                ------------------------     FOR THE          FOR
                                HISTORICAL                   INCLUDED      FINANCING
                                  POWER      HISTORICAL    TRANSACTIONS   TRANSACTIONS     COMBINED
                                  SURGE      CONTINENTAL     (NOTE 3)       (NOTE 3)      PRO FORMA
                                ----------   -----------   ------------   ------------   ------------
ASSETS
Current assets:
  Cash........................  $       82   $      373    $(1,000,373)                  $    991,668
  Accounts receivable.........      65,137      172,465       (172,465)                     3,225,314
  Prepaid expenses and
    other.....................       4,000       11,669     (7,930,234)                     1,912,359
                                ----------   ----------    ------------   ------------   ------------
        Total current
          assets..............      69,219      184,507     (9,103,072)                     6,129,341
Property and equipment, net...     152,273      303,560        237,157                      5,614,315
Intangible assets, net........     953,477      948,647     24,504,359                     41,506,991
Deferred charges and other....                  127,527        348,044                      2,318,632
                                ----------   ----------    ------------   ------------   ------------
        Total assets..........  $1,174,969   $1,564,241    $15,986,488    $         0    $ 55,569,279
                                ==========   ==========    ============   ============   ============
LIABILITIES AND SHAREHOLDERS'
  EQUITY
Current liabilities:
  Account payable, accrued
    liabilities and other.....  $    2,250   $  124,699    $  (124,699)                  $  2,893,786
  Notes payable...............                              (6,190,526)                     1,500,000
  Current portion of long-term
    debt......................                1,670,000     (2,492,745)                       430,005
                                ----------   ----------    ------------   ------------   ------------
        Total current
          liabilities.........       2,250    1,794,699     (8,807,970)                     4,823,791
Long-term debt, net of current
  maturities..................                   90,000     26,608,434    $(16,500,000)    28,321,465
Other.........................                                              2,460,000       2,881,050
                                ----------   ----------    ------------   ------------   ------------
        Total liabilities.....       2,250    1,884,699     17,800,464    (14,040,000)     36,026,306
Redeemable preferred stock                                  (6,558,251)    17,080,000      19,306,907
Shareholders' equity:
  Preferred stock.............                              (4,595,875)    (3,000,000)      3,457,854
  Common stock................   1,202,500                  (3,061,229)                         2,400
  Additional paid-in
    capital...................                   10,000         (7,320)       (40,000)      9,987,195
  Retained earnings
    (deficit).................     (29,781)    (330,458)    12,408,699                    (13,211,383)
                                ----------   ----------    ------------   ------------   ------------
        Total shareholders'
          equity (deficit)....   1,172,719     (320,458)     4,744,275     (3,040,000)        236,066
                                ----------   ----------    ------------   ------------   ------------
        Total liabilities and
          shareholders'
          equity..............  $1,174,969   $1,564,241    $15,986,488    $         0    $ 55,569,279
                                ==========   ==========    ============   ============   ============

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                          REGENT COMMUNICATIONS, INC.

                  CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                        PRO FORMA
                                                                       ADJUSTMENTS         REGENT        INCLUDED TRANSACTIONS
                                                                      FOR THE MERGER    AS ADJUSTED     ------------------------
                                                                      AND HISTORICAL   FOR THE MERGER
                                          HISTORICAL    HISTORICAL     ACQUISITION     AND HISTORICAL   HISTORICAL    HISTORICAL
                                            REGENT        FAIRCOM        (NOTE 4)       ACQUISITION      PARK LANE       ALTA
                                          -----------   -----------   --------------   --------------   -----------   ----------
Net revenue.............................  $ 4,916,005   $ 5,993,291    $ 1,160,579      $12,069,875     $ 6,216,039   $ 996,278
Broadcast operating expenses............    4,167,002     3,860,331        714,016        8,741,349       4,340,617   1,024,475
Time brokerage agreement fees, net......    1,223,054                                     1,223,054
Depreciation and amortization...........          655       726,564        384,000        1,111,219       1,421,198     184,629
Corporate general and administrative
  expenses..............................      517,486       391,252        535,000        1,443,738         746,878
                                          -----------   -----------    -----------      -----------     -----------   ---------
    Operating income (loss).............     (992,192)    1,015,144       (472,437)        (449,485)       (292,654)   (212,826)
Interest expense........................       73,901     1,330,676        353,736        1,758,313         678,315      61,915
Other income (expense), net.............      (37,332)       24,537         14,477            1,682         (43,162)    849,024
                                          -----------   -----------    -----------      -----------     -----------   ---------
Income (loss) from continuing operations
  before income taxes...................   (1,103,425)     (290,995)      (811,696)      (2,206,116)     (1,014,131)    574,283
Provision (benefit) for income taxes....                     71,542        (71,542)
                                          -----------   -----------    -----------      -----------     -----------   ---------
Income (loss) from continuing
  operations............................  $(1,103,425)  $  (362,537)   $  (740,154)     $(2,206,116)    $(1,014,131)  $ 574,283
                                          ===========   ===========    ===========      ===========     ===========   =========
  Earnings per share data:
    Loss from continuing operations.....  $(1,103,425)                                  $(2,206,116)
                                          ===========                                   ===========
    Preferred stock dividend
      requirements......................     (146,175)                                   (1,448,454)
    Preferred stock accretion...........
                                          -----------                                   -----------
      Loss applicable to common
        shares..........................   (1,249,600)                                   (3,654,570)
                                          ===========                                   ===========
    Basic and diluted loss per common
      share.............................  $     (5.21)                                  $    (15.23)
                                          ===========                                   ===========
    Weighted average shares
      outstanding.......................      240,000                                       240,000
                                          ===========                                   ===========

                                                                                   PRO FORMA
                                                  INCLUDED TRANSACTIONS           ADJUSTMENTS
                                          -------------------------------------     FOR THE
                                          HISTORICAL                                INCLUDED
                                            POWER      HISTORICAL    HISTORICAL   TRANSACTIONS     COMBINED
                                            SURGE      CONTINENTAL    KZXY(FM)      (NOTE 4)      PRO FORMA
                                          ----------   -----------   ----------   ------------   ------------
Net revenue.............................  $  68,811    $1,021,856    $1,191,586   $(1,405,416)   $ 20,159,029
Broadcast operating expenses............     87,032       784,537       845,661      (493,659)     15,330,012
Time brokerage agreement fees, net......                                             (827,000)        396,054
Depreciation and amortization...........    106,314       241,744        26,467        56,500       3,148,071
Corporate general and administrative
  expenses..............................                                                            2,190,616
                                          ---------    ----------    ----------   -----------    ------------
    Operating income (loss).............   (124,535)       (4,425)      319,458      (141,257)       (905,724)
Interest expense........................                  186,127                     641,746       3,326,416
Other income (expense), net.............     90,754       (73,219)                                    825,079
                                          ---------    ----------    ----------   -----------    ------------
Income (loss) from continuing operations
  before income taxes...................    (33,781)     (263,771)      319,458      (783,003)     (3,407,061)
Provision (benefit) for income taxes....     (4,000)                                    4,000
                                          ---------    ----------    ----------   -----------    ------------
Income (loss) from continuing
  operations............................  $ (29,781)   $ (263,771)   $  319,458   $  (787,003)   $ (3,407,061)
                                          =========    ==========    ==========   ===========    ============
  Earnings per share data:
    Loss from continuing operations.....                                                         $ (3,407,061)
                                                                                                 ============
    Preferred stock dividend
      requirements......................                                                           (3,064,454)
    Preferred stock accretion...........                                                             (744,000)
                                                                                                 ------------
      Loss applicable to common
        shares..........................                                                           (7,215,515)
                                                                                                 ============
    Basic and diluted loss per common
      share.............................                                                         $     (30.06)
                                                                                                 ============
    Weighted average shares
      outstanding.......................                                                              240,000
                                                                                                 ============

---------------

   See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                         OF REGENT COMMUNICATIONS, INC.
1. GENERAL

     The Merger will be accounted for under the purchase method of accounting as a reverse merger since the shareholders of Faircom are receiving the larger portion of voting rights in the merged company. The Included Transactions will also be accounted for under the purchase method of accounting with Regent being identified as the acquiror.

     The historical financial statements reflect the financial position and results of operations of Regent, Faircom, and the other Included Transactions (the "Pro Forma Companies") and were derived from the respective entities financial statements included elsewhere in this Proxy Statement/Prospectus. Faircom's acquisition of Treasure Radio Associates Limited Partnership ("Treasure") (WMAN(AM) and WYHT(FM)) in June 1997, accounted for under the purchase method of accounting, was previously reported in Faircom's Form 8-K/A, dated June 30, 1997, and Form 10-K filed for the year ended December 31, 1997.

2. THE MERGER AND INCLUDED TRANSACTIONS:

     The following table sets forth the consideration to be paid in cash and shares of Regent's Preferred Stock to the common stockholders of Faircom and the owners of each of the Included Transactions, the allocation of the consideration to net assets acquired, station licenses and the resulting goodwill. For purposes of computing the estimated purchase price for accounting purposes, the value of shares issued is determined using the estimated fair value of net assets received.

     The purchase price of each acquisition has been allocated to the acquirees' historical assets and liabilities based on their respective carrying values, with the exception of station licenses, as these carrying values are deemed to materially represent the fair market value of these assets and liabilities. The fair value of station licenses was determined based on a detailed analysis prepared by Regent. Regent has not allocated any of the purchase price to other identified intangible assets such as contracts and noncompete agreements, as these assets are deemed to have nominal value and are not considered material. The allocation of the purchase price is considered preliminary until such time as the Closing of the Merger and the Included Transactions. At such time, an independent appraisal will be performed for each consummated transaction to ascertain the fair market value of all assets acquired.

                                                 Total Consideration(a)
                                      --------------------------------------------
                                          FAIR       CASH EXCLUDING
                                      MARKET VALUE    LIABILITIES                      ADJUSTED        STATION
      ACQUISITION          SHARES       OF STOCK       ASSUMED(B)         TOTAL      NET ASSETS(C)    LICENSES      GOODWILL
      -----------         ---------   ------------   --------------    -----------   -------------   -----------   ----------
Merger:
  Regent................  3,720,796   $ 2,457,854(d)                   $ 2,457,854    $ 1,932,186                  $  525,668
Included Transactions:
  Park Lane.............                              $17,900,000       17,900,000     (3,829,285)   $21,383,910      345,375
  Alta/Power Surge......    200,000     1,000,000       1,150,000        2,150,000       (858,390)     3,008,390            0
  Continental...........                                3,792,000        3,792,000        303,560      3,097,500      390,940
  KZXY(FM)..............                                5,286,000        5,286,000        237,000      4,725,837      323,163
                          ---------   -----------     -----------      -----------    -----------    -----------   ----------
                          3,920,796   $ 3,457,854     $28,128,000      $31,585,854    $(2,214,929)   $32,215,637   $1,585,146
                          =========   ===========     ===========      ===========    ===========    ===========   ==========

---------------

(a) Amounts include estimated acquisition costs and closing adjustments.

(b) Does not include $6,900,000 of liabilities assumed in the Park Lane stock purchase transaction and $1,500,000 of liabilities assumed in the Alta/Power Surge stock purchase transaction.

(c) Net of certain assets which will not be acquired and certain liabilities which will not be assumed, including pre-existing intangible assets. See
    Note 3.

(d) Represents the assigned value under reverse merger purchase accounting based on the estimated fair value of Regent's net assets as of December 31, 1997.

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                 OF REGENT COMMUNICATIONS, INC. -- (CONTINUED)

3. UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET ADJUSTMENTS

     The following table summarizes unaudited pro forma condensed combined balance sheet adjustments:

                                                                     PRO FORMA
                                          MERGER ADJUSTMENTS        ADJUSTMENTS       INCLUDED TRANSACTIONS ADJUSTMENTS
                                      ---------------------------     FOR THE      ----------------------------------------
                                          (A)            (B)           MERGER          (C)            (D)           (E)
                                      ------------   ------------   ------------   ------------   -----------   -----------
ASSETS
Current assets:
 Cash...............................                                               $ (1,000,373)
 Accounts receivable................                                                   (172,465)
 Prepaid expenses and other.........                                                 (1,936,669)  $     6,435   $(6,000,000)
                                      ------------   ------------   ------------   ------------   -----------   -----------
   Total current assets.............                                                 (3,109,507)        6,435    (6,000,000)
 Property and equipment, net........                                                                  237,157
 Intangible assets, net.............                 $    525,668   $    525,668     19,462,522     5,041,837
 Deferred charges and other
   assets...........................                     (525,668)      (525,668)       347,473           571
                                      ------------   ------------   ------------   ------------   -----------   -----------
   Total assets.....................  $          0   $          0   $          0   $ 16,700,488   $ 5,286,000   ($6,000,000)
                                      ============   ============   ============   ============   ===========   ===========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable, accrued
   liabilities and other current
   liabilities......................                                               $   (124,699)
 Notes payable......................                                                   (190,526)                $(6,000,000)
 Current portion of long term
   debt.............................                                                 (2,492,745)
                                      ------------   ------------   ------------   ------------   -----------   -----------
   Total current liabilities........                                                 (2,807,970)                 (6,000,000)
Long-term debt, net of current
 maturities.........................  $(10,000,000)                 $(10,000,000)    21,322,434   $ 5,286,000
Other...............................
                                      ------------   ------------   ------------   ------------   -----------   -----------
   Total liabilities................   (10,000,000)                  (10,000,000)    18,514,464     5,286,000    (6,000,000)
Redeemable preferred stock..........                                                 (6,558,251)
Shareholders' equity:
 Preferred stock....................                 $  2,457,854      2,457,854     (4,595,875)
 Common stock.......................       190,120       (263,902)       (73,782)    (3,061,229)
 Additional paid-in capital.........    10,159,880     (3,309,783)     6,850,097         (7,320)
 Retained earnings (deficit)........      (350,000)     1,115,831        765,831     12,408,699
                                      ------------   ------------   ------------   ------------   -----------   -----------
   Total shareholders' equity
     (deficit)......................    10,000,000                    10,000,000      4,744,275
                                      ------------   ------------   ------------   ------------   -----------   -----------
   Total liabilities and
     shareholders' equity
     (deficit)......................  $          0   $          0   $          0   $ 16,700,488   $ 5,286,000   $(6,000,000)
                                      ============   ============   ============   ============   ===========   ===========

                                       PRO FORMA                                  PRO FORMA
                                      ADJUSTMENTS                                ADJUSTMENTS
                                        FOR THE       FINANCING TRANSACTIONS         FOR
                                        INCLUDED     -------------------------    FINANCING
                                      TRANSACTIONS       (F)           (G)       TRANSACTIONS
                                      ------------   -----------   -----------   ------------
ASSETS
Current assets:
 Cash...............................  $ (1,000,373)
 Accounts receivable................      (172,465)
 Prepaid expenses and other.........    (7,930,234)
                                      ------------   -----------   -----------   ------------
   Total current assets.............    (9,103,072)
 Property and equipment, net........       237,157
 Intangible assets, net.............    24,504,359
 Deferred charges and other
   assets...........................       348,044
                                      ------------   -----------   -----------   ------------
   Total assets.....................  $ 15,986,488   $         0   $         0   $          0
                                      ============   ===========   ===========   ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
 Accounts payable, accrued
   liabilities and other current
   liabilities......................  $   (124,699)
 Notes payable......................    (6,190,526)
 Current portion of long term
   debt.............................    (2,492,745)
                                      ------------   -----------   -----------   ------------
   Total current liabilities........    (8,807,970)
Long-term debt, net of current
 maturities.........................    26,608,434   $(7,800,000)  $(8,700,000)  $(16,500,000)
Other...............................                                 2,460,000      2,460,000
                                      ------------   -----------   -----------   ------------
   Total liabilities................    17,800,464    (7,800,000)   (6,240,000)   (14,040,000)
Redeemable preferred stock..........    (6,558,251)    7,800,000     9,280,000     17,080,000
Shareholders' equity:
 Preferred stock....................    (4,595,875)                 (3,000,000)    (3,000,000)
 Common stock.......................    (3,061,229)
 Additional paid-in capital.........        (7,320)                    (40,000)       (40,000)
 Retained earnings (deficit)........    12,408,699
                                      ------------   -----------   -----------   ------------
   Total shareholders' equity
     (deficit)......................     4,744,275                  (3,040,000)    (3,040,000)
                                      ------------   -----------   -----------   ------------
   Total liabilities and
     shareholders' equity
     (deficit)......................  $ 15,986,488   $         0   $         0   $          0
                                      ============   ===========   ===========   ============

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
        FINANCIAL STATEMENTS OF REGENT COMMUNICATIONS, INC. -- CONTINUED

---------------

(A) Records the conversion of Class A and Class B Faircom Subordinated Notes into Faircom Common Stock immediately precedent to the Merger in the aggregate amount of $10,000,000.

      The assumption that the Class A and Class B Faircom Subordinated Notes will be converted in full into Faircom Common Stock prior to the Merger is based on the facts that: (i) such conversion of $7,500,000 of the $10,000,000 principal amount is mandatory pursuant to the terms of the Merger Agreement; and (ii) holders of the Class A and Class B Faircom Subordinated Notes have agreed in writing to convert 100% of the principal amount of those notes. If the expected equity investment in Regent by Waller-Sutton is not completed, 300,000 shares of Series C Preferred Stock would be subject to redemption by the holder and, therefore, the corresponding investment would be presented outside of permanent equity; see 'The Merger, Consideration to be paid for the Faircom Stock.'

      Also records a non-recurring charge to reflect the issuance of additional stock options to certain Faircom executives to purchase 1,118,700 shares of Faircom common stock conditional on the conversion of Class A and Class B Faircom Subordinated Notes into Faircom Common Stock in conjunction with the Merger. The total estimated non-recurring charge is approximately $350,000. The amount of the charge may differ as a result of changes in the stock price.

(B) Records the reverse merger transaction, consisting of 3,720,796 shares of preferred stock valued based on Regent's fair value of approximately $2,458,000 at December 31, 1997, including acquisition costs. The excess purchase price over the fair value of the net assets acquired is approximately $526,000.

(C) Records the purchase of the Included Transactions, except for KZXY (FM) (See Note D), consisting of approximately $22,842,000 in cash and 200,000 shares of preferred stock valued at $1,000,000, for a total estimated purchase price of $23,842,000. Adjustment reflects $312,034 of certain assets which will not be acquired and $1,884,699 of certain liabilities which will not be assumed in the Included Transactions. Adjustment also reflects the elimination of existing goodwill and other intangible assets. The excess purchase price over the fair value of the net assets acquired is $28,226,115. The cash portion of the purchase price will be funded through the use of existing cash, that is in excess of operating needs, a bank credit facility and the issuance of additional equity securities. See Notes F and G. Adjustment also includes a credit facility fee of $475,000, which is reflected in Deferred Charges and Other in the Pro Forma Condensed Combined Balance Sheet. See Note E.

(D) Records the purchase transaction of KZXY(FM) from Ruby for a total estimated purchase price of $5,286,000. Adjustment reflects the appraised values of assets to be acquired. A historical balance sheet does not appear in the Condensed Combined Balance Sheet nor elsewhere in this Proxy Statement/Prospectus because the required financial information cannot be obtained. Unaudited assets to be acquired, on a historical basis, are as follows:

                    AS OF DECEMBER 31:                       1997       1996
                    ------------------                      -------    -------
Prepaid expenses..........................................  $13,042    $13,042
Property and equipment, net...............................   38,783     32,182
Intangible assets, net....................................   10,875     16,676
                                                            -------    -------
  Net assets to be acquired...............................  $62,700    $61,900
                                                            =======    =======

(E) Records the effects of Regent's pending divestiture of a radio station in San Diego, California, (KCBQ/AM). Regent has entered into a letter of intent to dispose of the San Diego station during 1998.

(F) Records the collection of the promissory note for $3,900,000 related to the issuance of 1,000,000 shares of Series B Preferred Stock and the issuance of 780,000 shares of Series D Preferred Stock in the amount of $3,900,000 in conjunction with the Included Transactions. Proceeds from the issuances will be used to reduce bank credit facility borrowings. See Note G.

(G) Records the issuance of Series F Preferred Stock in the aggregate amount of $10,000,000 and the issuance of 820,000, 80,000, and 50,000 warrants to the holders of Series F Preferred Stock, Series A Preferred Stock, and Series B Preferred Stock, respectively, in conjunction with the Included Transactions. Regent believes that the Waller-Sutton investment is factually supportable based on the terms of the Commitment Letter dated March 19, 1998. Holders of Series F Preferred Stock (and warrants related thereto) may put their respective shares of Series F Preferred Stock to Regent; therefore, the Series F Preferred Stock has been classified outside of equity. Shares of the Series A, B and D Preferred Stock (but not the Series C and E Preferred Stock) will be entitled to put to Regent for mandatory redemption on the same basis if the put rights related to the Series F Preferred Stock are exercised. Consequently, the Series A Preferred Stock has been reclassified to be excluded from equity to reflect such anticipated "put rights." The 820,000 Put Warrants issued to holders of Series F Preferred Stock have been assigned a fair value of $2,460,000 and have been classified as a long-term liability. The 80,000 and 50,000 Warrants issued to holders of Series A and Series B Preferred Stock have been assigned a fair value of $160,000 and $100,000, respectively. Both amounts have been classified as additional paid-in capital. Issuance fees of approximately $1,000,000 related to the Series A, B, D, and F Preferred Stock have been deducted from the proceeds. Issuance fees of approximately $300,000 related to Series C Preferred Stock have been presented as a reduction of Shareholders' Equity.

    NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS --
                                   CONTINUED

                         OF REGENT COMMUNICATIONS, INC.

4. UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS ADJUSTMENTS

     The following table summarizes unaudited pro forma condensed combining statement of operations adjustments:

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                             PRO FORMA
                                                                                            ADJUSTMENTS
                                                         MERGER ADJUSTMENTS                FOR THE MERGER   INCLUDED TRANSACTIONS
                                            --------------------------------------------   AND HISTORICAL   ---------------------
                                              (A)        (B)         (C)          (D)       ACQUISITION        (E)         (F)
                                            --------   --------   ----------   ---------   --------------   ---------   ---------
Net revenue...............................                        $1,160,579                $ 1,160,579
Broadcast operating expenses..............                           714,016                    714,016
Time brokerage agreement fees, net........
Depreciation and amortization.............  $ 13,000                 371,000                    384,000     $  56,500
Corporate general and administrative
  expenses................................                            15,000   $ 520,000        535,000
                                            --------   --------   ----------   ---------    -----------     ---------   ---------
    Operating income (loss)...............   (13,000)                 60,563    (520,000)      (472,437)      (56,500)
Interest expense..........................                           353,736                    353,736                 $ 704,000
Other income (expense), net...............                            14,477                     14,477
                                            --------   --------   ----------   ---------    -----------     ---------   ---------
Loss from continuing operations before
  income taxes............................   (13,000)               (278,696)   (520,000)      (811,696)      (56,500)   (704,000)
Provision (benefit) for income taxes......             $(71,542)                                (71,542)
                                            --------   --------   ----------   ---------    -----------     ---------   ---------
Income (loss) from continuing
  operations..............................  $(13,000)  $ 71,542   $ (278,696)  $(520,000)   $  (740,154)    $ (56,500)  $(704,000)
                                            ========   ========   ==========   =========    ===========     =========   =========

                                                                                 PRO FORMA
                                                                                ADJUSTMENTS
                                                INCLUDED TRANSACTIONS
                                            ---------------------------------     INCLUDED
                                              (G)         (H)          (I)      TRANSACTIONS
                                            -------   -----------   ---------   ------------
Net revenue...............................            $  (578,416)  $(827,000)  $(1,405,416)
Broadcast operating expenses..............               (493,659)                 (493,659)
Time brokerage agreement fees, net........                           (827,000)     (827,000)
Depreciation and amortization.............                                           56,500
Corporate general and administrative
  expenses................................
                                            -------   -----------   ---------   -----------
    Operating income (loss)...............                (84,757)                 (141,257)
Interest expense..........................                (62,254)                  641,746
Other income (expense), net...............
                                            -------   -----------   ---------   -----------
Loss from continuing operations before
  income taxes............................                (22,503)                 (783,003)
Provision (benefit) for income taxes......  $ 4,000                                   4,000
                                            -------   -----------   ---------   -----------
Income (loss) from continuing
  operations..............................  $(4,000)  $   (22,503)              $  (787,003)
                                            =======   ===========   =========   ===========

---------------

(A) Reflects the amortization of intangible assets to be recorded as a result of the Merger over 40 year estimated lives.

(B) Reflects the reduction in federal and state income taxes assuming a consolidated return basis of reporting. No deferred income tax assets have been recorded due to the uncertainty of the ultimate realization of future benefits from such assets.

(C) Reflects the historical operating results of Treasure Radio Associates Limited Partnership from the beginning of the period through the date of acquisition (June 1997), adjusted for the effect of the purchase transaction and the related financing transaction assuming that the acquisition took place on January 1, 1997. The purchase transaction consisted of $7,650,000 in cash, including $300,000 in consideration of a five year non-compete agreement. The excess purchase price over the fair value of the net assets acquired was approximately $6,562,000. Adjustment reflects the amortization of intangible assets recorded as a result of the acquisition over 5-15 years. Adjustment also reflects the additional interest expense attributable to financing of the acquisition.

(D) Reflects the incremental compensation expense related to certain employment agreements effective upon the Merger. A nonrecurring charge to reflect the issuance of additional stock options to certain Faircom executives to purchase 1,118,700 shares of Faircom Common Stock conditional on the conversion of Class A and Class B Faircom Subordinated Notes into Faircom Common Stock in conjunction with the Merger has not been reflected in the Unaudited Pro Forma Condensed Combining Statement of Operations. The total estimated nonrecurring charge is approximately $350,000. The amount of the charge may differ as a result of changes in the stock price.

(E) Reflects the amortization of intangible assets to be recorded as a result of the Pending Transactions over 40-year estimated lives less historical amortization of goodwill and other intangible assets.

(F) Reflects $400,000 in additional interest expense associated with the borrowings under a bank credit facility necessary to complete the Included Transactions using an assumed rate of 8.25%. A 1/8% change in the interest rate under the Credit Agreement would result in a change in interest expense of approximately $20,000 for the year ended December 31, 1997. Adjustment also reflects amortization of estimated deferred financing costs over the seven year loan period of approximately $107,000 for the year ended December 31, 1997. In conjunction with refinancing existing debt obligations related to the Merger, Regent will incur a prepayment penalty of approximately $370,000 which will be accounted for as an extraordinary loss in the debt extinguishment period. The Unaudited Pro forma Condensed Combined Balance Sheet as of December 31, 1997 reflects the issuance of 820,000 Put Warrants to the holders of Series F Preferred Stock. Interest expense has been adjusted by $197,000 to reflect an estimated change in fair value for such warrants during 1997 using an assumed change in market value for Regent's Common Stock of 10%. A 0% and 20% change in Regent's Common Stock would result in a $320,000 decrease and $270,000 increase in interest expense, respectively, for the year ended December 31, 1997. Once such Warrants have been issued, a valuation will be obtained on a quarterly basis and any resulting change in value will be properly treated as an adjustment to interest expense. See 'Information Concerning Regent -- Management's Discussion and Analysis of Financial Conditions and Results of Operations."

(G) Reflects the increase in federal and state income taxes assuming a consolidated return basis of reporting. No deferred income tax assets have been recorded due to the uncertainty of the ultimate realization of future benefits from such assets.

(H) Reflects the effect of Regent's completed and pending divestitures of one radio station located in Lexington, Kentucky (WXZZ/FM) and one station in San Diego, California (KCBQ/AM), respectively, at no gain or loss. The station in Lexington was disposed of in November 1997, and Regent has entered into a letter of intent to dispose of the San Diego station during 1998.

(I) Reflects the elimination of time brokerage agreement fees in consolidation.

                NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
        FINANCIAL STATEMENTS OF REGENT COMMUNICATIONS, INC. -- CONTINUED

5.  UNAUDITED PRO FORMA CONDENSED COMBINING STATEMENTS OF OPERATIONS ADJUSTMENTS

     The pro forma earnings per share calculation is based on the weighted-average number of shares of common stock of Regent outstanding as of December 31, 1997. The preferred shares to be issued in conjunction with the Merger and the Included Transactions have not been considered since their effect would be antidilutive. The preferred stock dividend used in computing loss applicable to common shares is based on the following Regent preferred shares being issued in conjunction with the Merger and the Included Transactions as of January 1, 1997: (i) 3,720,796 shares of Series C Preferred Stock in conjunction with the Merger; and (ii) 780,000 shares each of Series B and D Preferred Stock, 200,000 shares of Series E Preferred Stock and 2,000,000 shares of Series F Preferred Stock in conjunction with the Included Transactions. Loss applicable to common shares has been adjusted to reflect the accretion of Series A, B, D and F Preferred Stock to their redemption value based on the earliest redemption date for each respective Series of Preferred Stock.